PORTFOLIO DIRECT BY ART BONNEL

         Hello, this is Art Bonnel, portfolio manager for the Bonnel Growth Fund. Today is August 19, 1997.
         In recent Portfolio Direct's we have been discussing market corrections and that no one can really tell when they will start, how far down they will go, or when they will end. The Dow Jones Industrials recently closed at over 8000 and I am pleased to say that the Bonnel Growth Fund actually closed at over 20 dollars per share. The average annual total returns as of August 1, 1997 was 33.03% for one year and 31.24% since its inception on October 17, 1994. The Fund started in October 1994 at 10.00. The patient investor in the fund has done well. Yes there have been some sharp corrections in both the stock market and the fund during the past
2 3/4 years. But as I have been saying since the Fund was established "Be patient". This is even more true today than ever before. More money is made in the market by looking long term than by trying to time every little market swing. I am very Bullish.
The market has some wonderful opportunities in store for the patient investor over the next 10 to 15 years. When you look at technology and what is happening to communications, entertainment, the internet and education you just have to be bullish. New and better products are coming to market almost on a daily basis.
These are making all our lives better. This is not going to change just because the market is correcting. Companies don't stop production just because the market is down on the day. Nor do they take the day off if the market is up strong so they can celebrate. Life goes on in corporate America regardless of the Dow. And rightfully so.

        Another area which is very promising is healthcare. New and better pharmaceuticals are coming to the market which are going to make life better for all of us. In 10 years from now there will be medicines on the market which we can not even dream of today. This is an exciting time to be alive. This is not the time to run.

        Markets are opening up around the entire world. China, India, and Russia have billions of new consumers out there who want our products. They have a cheap labor pool and a tremendous demand.
These people see what America has to offer and they are willing to work to improve their life. As they do this it helps everyone.

        In July, most companies announced their second quarter results. We were very pleased with most of the reports and held quite a few of the issues. We added what we considered to be the best issues for long term growth of the Fund. Our focus continued to be on technology, health care and various forms of retailing.

         The best system for investing in the market may just be our ABC Investment Plan. This is our monthly dollar cost average plan. This way you do not need to try to time the market. No system can guarantee a profit, especially if you sell at a low, but this should diversify your risk and get you started in an automatic savings program.

         Thank you for you interest in the Bonnel Growth Fund. The next update is scheduled for late September.

         If you would like to receive more information about the Bonnel Growth Fund or any of U.S. Global Investors other no-load mutual funds, please remain on the line and our Representatives will assist you. Of course past performance is no guarantee of future results. Fund shares will fluctuate and you may have a gain or loss when you sell shares.

         To listen to reports from our other portfolio managers, please press star now. Thank you and good bye.